Right-of-use assets and lease liabilities	12 Months Ended
Oct. 31, 2025
Presentation of leases for lessee [abstract]
Right-of-use assets and lease liabilities
28. Right-of-use assets and lease liabilities
The Company entered into various lease agreements predominantly to execute its retail platform strategy. The Company leases properties such as various retail stores and offices. Lease contracts are typically made for fixed periods of 5 to 10 years but may have extension options. Lease terms are negotiated on an individual basis and contain a wide range of different terms and conditions.

Right-of-use assets	Total
$
Opening balance	36,525
Net additions	12,779
Reassessment of lease terms	10,711
Terminations	(2,146)
Depreciation expense	(10,076)
Balance, October 31, 2025	47,793

Lease Liabilities	Total
$
Opening balance	40,207
Additions	12,539
Reassessment of lease terms, net of interest	9,086
Terminations	(2,054)
Foreign currency	29
Repayments	(10,007)
Balance, October 31, 2025	49,800
Less current portion	(9,814)
Non-current	39,986
During the year ended October 31, 2025, the Company also paid $5,949 (October 31, 2024: $5,182) in variable operating costs associated to the leases which are expensed under general and administrative expenses.
During the year ended October 31, 2025, management reassessed the lease terms of certain building leases in accordance with the Company’s accounting policy for leases described in Note 3. As a result, renewal periods assessed as reasonably certain were included in the lease terms and the related lease liabilities and right-of-use assets were remeasured. The cumulative impact was recognized prospectively during the year and included within additions to right-of-use assets and lease liabilities.
The reassessment resulted in increases in right-of-use assets and lease liabilities of $10,711 and $9,086, respectively, and depreciation and interest expense for the year ended October 31, 2025 were lower by approximately $979 and $1,625, respectively.